Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
 15-Nov-99


        Collection Period                              02-Oct-99  to 01-Nov-99
        Determination Date                             09-Nov-99
        Distribution Date                              15-Nov-99

Available Amounts
-----------------

        Scheduled Payments plus Payaheads, net of            11,278,760.58
        Excluded Amounts Prepayment Amounts                     102,309.98
        Recoveries                                                    0.00
        Investment Earnings on Collection Account
        and Reserve Fund                                         24,031.77
        Late Charges                                              9,058.60
        Servicer Advances                                             0.00

        Total Available Amounts                              11,414,160.93
        -----------------------                            ---------------


Payments on Distribution Date
-----------------------------

 (A)**  Trustee Fees (only applicable pursuant to an
        Event of Default)                                             0.00

  (A)   Unreimbursed Servicer Advances to the Servicer                0.00

  (B)   Monthly Servicing Fee, if Heller Financial,
        Inc. is not the Servicer                                      0.00

  (C)   Interest due to Class A-1 Notes                         213,511.70

  (D)   Interest due to Class A-2 Notes                         292,282.57

  (E)   Interest due to Class A-3 Notes                         620,095.82

  (F)   Interest due to Class A-4 Notes                         146,800.09

  (G)   Interest due to Class B Notes                            46,869.58

  (H)   Interest due to Class C Notes                            41,618.90

  (I)   Interest due to Class D Notes                            29,539.11

  (J)   Class A-1 Principal Payment Amount                   10,023,443.17

  (K)   Class A-2 Principal Payment Amount                            0.00

  (L)   Class A-3 Principal Payment Amount                            0.00

  (M)   Class A-4 Principal Payment Amount                            0.00

  (N)   Class B Principal Payment Amount                              0.00

  (O)   Class C Principal Payment Amount                              0.00

  (P)   Class D Principal Payment Amount                              0.00

  (Q)   Additional Principal to Class A-2 Notes                       0.00

  (R)   Additional Principal to Class A-3 Notes                       0.00

  (S)   Additional Principal to Class A-4 Notes                       0.00

  (T)   Additional Principal to Class B Notes                         0.00

  (U)   Additional Principal to Class C Notes                         0.00

  (V)   Additional Principal to Class D Notes                         0.00

  (W)   Monthly Servicing Fee, if Heller Financial,                   0.00
        Inc. is the Servicer

  (X)   Deposit to the Reserve Fund                                   0.00

  (Y)   Excess to Certificateholder                                   0.00

        Total distributions to Noteholders and
        Certificateholders                                   11,414,160.93
        --------------------------------------               -------------

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.

Monthly Report - Schedules
 15-Nov-99


Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                         0.00

Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                0.00

Monthly Servicing Fee Schedule, if Servicing has
been transferred
------------------------------------------------

  (i)   Servicing Fee Percentage                                      0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of
        the Collection Period                               303,391,482.03
  (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                       0.00
  (iv)  Servicing Fee accrued but not paid in prior
        periods                                                       0.00
        Total Servicing Fee due and accrued
        ( (iii) + (iv) )                                              0.00
        Servicing Fee carried forward                                 0.00

        Monthly Servicing Fee distributed                             0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                  47,074,414.76
        Class A-1 Interest Rate                                    4.94795%
        Number of days in Accrual Period                                33
        Current Class A-1 interest due                          213,511.70
        Class A-1 interest accrued but not paid in
        prior periods                                                 0.00
        Total Class A-1 interest due                            213,511.70
        Class A-1 interest carried forward                            0.00

        Class A-1 interest distribution                         213,511.70


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                  66,680,434.00
        Class A-2 Interest Rate                                       5.26%
        Current Class A-2 interest due                          292,282.57
        Class A-2 interest accrued but not paid in
        prior periods                                                 0.00
        Total Class A-2 interest due                            292,282.57
        Class A-2 interest carried forward                            0.00

        Class A-2 interest distribution                         292,282.57


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                 135,293,633.00
        Class A-3 Interest Rate                                       5.50%
        Current Class A-3 interest due                          620,095.82
        Class A-3 interest accrued but not paid in
        prior periods                                                 0.00
        Total Class A-3 interest due                            620,095.82
        Class A-3 interest carried forward                            0.00

        Class A-3 interest distribution                         620,095.82


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                  31,345,216.00
        Class A-4 Interest Rate                                       5.62%
        Current Class A-4 interest due                          146,800.09
        Class A-4 interest accrued but not paid in                    0.00
        prior periods
        Total Class A-4 interest due                            146,800.09
        Class A-4 interest carried forward                            0.00

        Class A-4 interest distribution                         146,800.09

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
 15-Nov-99

Class B Interest Schedule
-------------------------
        Opening Class B principal balance                     9,663,831.00
        Class B Interest Rate                                         5.82%
        Current Class B interest due                             46,869.58
        Class B interest accrued but not paid in
        prior periods                                                 0.00
        Total Class B interest due                               46,869.58
        Class B interest carried forward                              0.00

        Class B interest distribution                            46,869.58


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                     7,731,065.00
        Class C Interest Rate                                         6.46%
        Current Class C interest due                             41,618.90
        Class C interest accrued but not paid in
        prior periods                                                 0.00
        Total Class C interest due                               41,618.90
        Class C interest carried forward                              0.00

        Class C interest distribution                            41,618.90


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                     3,865,532.00
        Class D Interest Rate                                         9.17%
        Current Class D interest due                             29,539.11
        Class D interest accrued but not paid in
        prior periods                                                 0.00
        Total Class D interest due                               29,539.11
        Class D interest carried forward                              0.00

        Class D interest distribution                            29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                               May 15, 2000
  (i)   Opening Class A-1 principal balance                  47,074,414.76
  (ii)  Aggregate outstanding principal of Notes plus
        Overcollateralization Balance                       303,391,482.03
  (iii) ADCB as of last day of the Collection Period        293,275,954.40
  (iv)  Monthly Principal Amount ( (ii) - (iii) )            10,115,527.63
        Class A-1 Principal Payment Amount due
        (lesser of (i) or (iv))                              10,115,527.63
        Class A-1 Principal Payment Amount                   10,023,443.17
        distribution

        Class A-1 Principal Balance after current            37,050,971.59
        distribution


Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-2, A-3 and A-4
        Outstanding Principal Amount                        233,319,283.00
  (ii)  Class A Target Investor Principal Amount
        (90.9583% * ending ADCB)                            266,758,822.43
        Class A Principal Payment Amount                              0.00
        Funds available for distribution                              0.00


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                  66,680,434.00
        Class A-2 Principal Payment Amount
        distribution                                                  0.00

        Class A-2 principal balance after current
        distribution                                         66,680,434.00


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                 135,293,633.00
        Class A-3 Principal Payment Amount
        distribution                                                  0.00

        Class A-3 principal balance after current
        distribution                                        135,293,633.00

Monthly Report - Schedules
 15-Nov-99

Class A-4 Principal Schedule
----------------------------

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.

        Opening Class A-4 principal balance                  31,345,216.00
        Class A-4 Principal Payment Amount
        distribution                                                  0.00

        Class A-4 principal balance after current
        distribution                                         31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                     9,663,831.00
        Class B Target Investor Principal Amount
        (3.7674% * ending ADCB)                              11,048,878.31
        Class B Floor                                        (6,051,978.58)
        Class B Principal Payment Amount due                          0.00
        Class B Principal Payment Amount distribution                 0.00

        Class B principal balance after current
        distribution                                          9,663,831.00


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                     7,731,065.00
        Class C Target Investor Principal Amount
        (3.0139% * ending ADCB)                               8,839,043.99
        Class C Floor                                        (1,297,373.52)
        Class C Principal Payment Amount due                          0.00
        Class C Principal Payment Amount distribution                 0.00

        Class C principal balance after current
        distribution                                          7,731,065.00


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                     3,865,532.00
        Class D Target Investor Principal Amount
        (1.5070% * ending ADCB)                               4,419,668.63
        Class D Floor                                           171,528.41
        Class D Principal Payment Amount due                          0.00
        Class D Principal Payment Amount distribution                 0.00

        Class D principal balance after current
        distribution                                          3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                      No
        Monthly Principal Amount                             10,115,527.63
        Sum of Principal Payments payable on all
        classes                                              10,115,527.63
        Additional Principal  payable                                 0.00
        Additional Principal available, if payable                    0.00

        Class A-2 Additional Principal allocation                     0.00
        Class A-2 principal balance after current
        distribution                                         66,680,434.00

        Class A-3 Additional Principal allocation                     0.00
        Class A-3 principal balance after current
        distribution                                        135,293,633.00

        Class A-4 Additional Principal allocation                     0.00
        Class A-4 principal balance after current
        distribution                                         31,345,216.00

        Class B Additional Principal allocation                       0.00
        Class B principal balance after current
        distribution                                          9,663,831.00

        Class C Additional Principal allocation                       0.00
        Class C principal balance after current
        distribution                                          7,731,065.00

        Class D Additional Principal allocation                       0.00
        Class D principal balance after current
        distribution                                          3,865,532.00

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
 15-Nov-99

Monthly Servicing Fee Schedule, if Heller Financial, Inc.
is the Servicer
---------------------------------------------------------

  (i)   Servicing Fee Percentage                                      0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of
        the Collection Period                               303,391,482.03
  (iii) Servicing Fee due (((i)/12) * (ii))                     101,130.49
  (iv)  Servicing Fee accrued but not paid in prior
        periods                                                 214,799.91
        Total Servicing Fee due and accrued ((iii)
        + (iv))                                                 315,930.40
        Servicing Fee carried forward                           315,930.40

        Monthly Servicing Fee distributed                             0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period         293,275,954.40
        Required Reserve Amount (ending ADCB * 0.70%)         2,052,931.68
        Prior month Reserve Fund balance                      1,065,261.71
        Deposit to Reserve Fund - excess funds                        0.00
        Interim Reserve Fund Balance                          1,065,261.71
        Current period draw on Reserve Fund for
        Reserve Interest Payments                                     0.00
        Current period draw on Reserve Fund for Reserve
        Principal Payments                                            0.00
        Excess to Certificateholder                                   0.00
        Ending Reserve Fund balance                           1,065,261.71

        Reserve Fund balance as a percentage of ADCB as
        of the end of the Collection Period                           0.36%

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
 15-Nov-99

        Class A-1
        ---------

        Class A-1 principal balance                          37,050,971.59
        Initial Class A-1 principal balance                 130,040,761.00

        Note factor                                            0.284918139

        Class A-2
        ---------
        Class A-2 principal balance                          66,680,434.00
        Initial Class A-2 principal balance                  66,680,434.00

        Note factor                                            1.000000000

        Class A-3
        ---------
        Class A-3 principal balance                         135,293,633.00
        Initial Class A-3 principal balance                 135,293,633.00

        Note factor                                            1.000000000

        Class A-4
        ---------
        Class A-4 principal balance                          31,345,216.00
        Initial Class A-4 principal balance                  31,345,216.00

        Note factor                                            1.000000000

        Class B
        -------
        Class B principal balance                             9,663,831.00
        initial Class B principal balance                     9,663,831.00

        Note factor                                            1.000000000

        Class C
        -------
        Class C principal balance                             7,731,065.00
        Initial Class C principal balance                     7,731,065.00

        Note factor                                            1.000000000

        Class D
        -------
        Class D principal balance                             3,865,532.00
        Initial Class D principal balance                     3,865,532.00

        Note factor                                            1.000000000

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
 15-Nov-99

Cumulative Loss Amount Schedule
-------------------------------

  (i)   Outstanding Principal Amount of the Notes as of
        the preceding Distribution Date                     301,654,125.76
  (ii)  Overcollateralization Balance as of the
        preceding Distribution Date                           1,737,356.27
  (iii) Monthly Principal Amount                             10,115,527.63
  (iv)  Available Amounts remaining after the
        payment of interest                                  10,023,443.17
  (v)   ADCB as of the end of the Collection Period         293,275,954.40
        Cumulative Loss Amount                                   92,084.46


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                      1.86%
        Initial ADCB                                        386,553,237.98
        Cumulative Loss Amount for current period                92,084.46
        Sum of Outstanding Principal Amount of Class C
        Notes, Class D Notes and Overcollateralization
        Balance                                              13,333,953.27
        Class B Floor                                        (6,051,978.58)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                      1.09%
        Initial ADCB                                        386,553,237.98
        Cumulative Loss Amount for current period                92,084.46
        Sum of Outstanding Principal Amount of Class D
        Notes and Overcollateralization Balance               5,602,888.27
        Class C Floor                                        (1,297,373.52)


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                      0.47%
        Initial ADCB                                        386,553,237.98
        Cumulative Loss Amount for current period                92,084.46
        Overcollateralization Balance                         1,737,356.27
        Class D Floor                                           171,528.41


Heller Financial, Inc. is the Servicer (Yes/No)                        Yes

An Event of Default has occurred  (Yes/No)                              No



10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                        386,553,237.98

        Cumulative DCB of Substitute Contracts replacing
        materially modified contracts                                 0.00
        Percentage of Substitute Contracts replacing
        materially modified contracts                                 0.00%

        Percentage of Substitute Contracts replacing
        modified contracts exceeds 10% (Yes/No)                         No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped
        Payment modifications                                         0.00%
        The DCB of Skipped Payment modifications exceeds
        5% of the initial ADCB (Yes/No)                                 No
        Any Skipped Payments have been deferred
        later than January 1, 2006                                     N/A

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
 15-Nov-99

Pool Data
---------

        ADCB as of the first day of the Collection
        Period                                              303,391,482.03
        ADCB as of the last day of the Collection
        Period                                              293,275,954.40

        DCB as of the first day of the Collection Period
        of Contracts that became Defaulted Contracts            265,016.25
        Number of Contracts that became Defaulted
        Contracts during the period                                      6
        Defaulted Contracts as a percentage of ADCB
        (annualized)                                                  1.08%

        DCB of Contracts as of the last day of the
        Collection Period that became Prepaid Contracts         101,806.72
        Number of Prepaid Contracts as of the last day of
        the Collection Period                                            2

        DCB of Contracts as of the last day of the
        Collection Period that were added as Substitute
        Contracts                                                     0.00
        Number of Substitute Contracts as of the last day
        of the Collection Period                                         0

        DCB of Contracts as of the last day of the
        Collection Period that became Warranty Contracts              0.00
        Number of Warranty Contracts as of the last day
        of the Collection Period                                         0

        Recoveries collected relating to Defaulted
        Contracts as of the last day of the Collection
        Period                                                        0.00

        Cumulative Servicer Advances paid by the
        Servicer                                              6,425,197.69
        Cumulative reimbursed Servicer Advances               6,425,197.69

Delinquencies and Losses                                       Dollars             Percent
------------------------                                       -------             -------
        Current                                             273,619,726.83            93.30%
        31-60 days past due                                  10,569,606.74             3.60%
        61-90 days past due                                   6,184,394.86             2.11%
        Over 90 days past due                                 2,902,225.97             0.99%
                                                           ---------------          -------
        Total                                               293,275,954.40           100.00%

        31+ days past due                                    19,656,227.57             6.70%


  (i)   Cumulative ADCB of Defaulted Contracts
        (cumulative gross losses to date)                     1,243,107.90
  (ii)  Cumulative Recoveries realized on Defaulted
        Contracts                                               242,737.63
        Cumulative net losses to date  ( (i) - (ii) )         1,000,370.27
        Cumulative net losses as a percentage of the
        initial ADCB                                                  0.26%